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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we consent to the incorporation by reference in this Registration Statement of our reports dated October 23, 1996, included (or incorporated by reference) in Sanmina Corporation's Form 10-K for the year ended September 30, 1996, and to all references to our Firm included in this Registration Statement.

                                                  ARTHUR ANDERSEN LLP

San Jose, California
March 14, 1997